VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 333-47870) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                   Signature                                             Title                                  Date
                   ---------                                             -----                                  ----

GERALD H. LIPKIN                                       Chairman, President and Chief Executive            October 12, 2000
--------------------------------------------
Gerald H. Lipkin                                       Officer and Director

PETER SOUTHWAY                                         Vice Chairman (Principal Financial                 October 12, 2000
--------------------------------------------
Peter Southway                                         Officer) and Director

ALAN D. ESKOW                                          Corporate Secretary, Senior Vice                   October 12, 2000
--------------------------------------------
Alan D. Eskow                                          President and Controller
                                                       (Principal Accounting Officer)
                                                                        Director                          October __, 2000
--------------------------------------------
Andrew B. Abramson

                                                                        Director                          October __, 2000
--------------------------------------------
Pamela Bronander

JOSEPH COCCIA, JR.                                                      Director                          October 12, 2000
--------------------------------------------
Joseph Coccia, Jr.

                                                                        Director                          October __, 2000
--------------------------------------------
Harold P. Cook, III

AUSTIN C. DRUKKER                                                       Director                          October 12, 2000
--------------------------------------------
Austin C. Drukker

GRAHAM O. JONES                                                         Director                          October 12, 2000
--------------------------------------------
Graham O. Jones

                                                                        Director                          October __, 2000
--------------------------------------------
Walter H. Jones, III

GERALD KORDE                                                            Director                          October 12, 2000
--------------------------------------------
Gerald Korde

                                                                        Director                          October __, 2000
--------------------------------------------
Joleen Martin

ROBERT E. McENTEE                                                       Director                          October 12, 2000
--------------------------------------------
Robert E. McEntee

                                                                        Director                          October __, 2000
--------------------------------------------
Richard S. Miller

ROBERT RACHESKY                                                         Director                          October 12, 2000
--------------------------------------------
Robert Rachesky

                                                                        Director                          October __, 2000
--------------------------------------------
Barnett Rukin

                                                                        Director                          October __, 2000
--------------------------------------------
Richard F. Tice

LEONARD VORCHEIMER                                                      Director                          October 12, 2000
--------------------------------------------
Leonard Vorcheimer

JOSEPH L. VOZZA                                                         Director                          October 12, 2000
--------------------------------------------
Joseph L. Vozza
